UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-K

[X]	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended September 30, 2011

[ ]	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

For the transition period from _________ to ________

Commission file number: 333-156091

Alterola Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	TBA
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

340 S Lemon Ave # 4041 Walnut, California	91789
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number: 909-584 5853

Securities registered under Section 12(b) of the Exchange Act:
Title of each class	Name of each exchange on which registered
None	Not applicable
Securities registered under Section 12(g) of the Exchange Act:
Title of each class None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes [ ] No [X]

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes [X] No [ ]

Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the proceeding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [ ] No [X]

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes [ ] No [X]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer [ ] Accelerated filer [ ] Non-accelerated filer [ ] Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [X] No [ ]

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was last sold, or the average bid and asked price of such common equity, as of the last business day of the registrant’s most recently completed second fiscal quarter. Not available

Indicate the number of shares outstanding of each of the registrant’s classes of common stock, as of the latest practicable date. 114,980,000 shares as of February 24, 2014.

2

PART I

Item 1. Business

Corporate History

We were incorporated in the State of Nevada on July 21, 2008 under the name “Jedediah Resources Corp.” We are a development stage company.

After our formation, we were in the business of mineral exploration. On May 3, 2010, however, we entered into two agreements with Ola S. Juvkam-Wold (“Juvkam-Wold”), who was then our Chief Executive Officer and a director of our company: a Stock Purchase Agreement and General Release and Settlement Agreement. Pursuant to the Stock Purchase Agreement, Mr. Juvkam-Wold agreed to cancel and return 55,000,000 shares of common stock owned by him to us in consideration for all of the issued and outstanding stock of our wholly owned subsidiary, JRE Exploration Ltd. (“JRE”), and the cancellation of all debt owed by JRE to us. Pursuant to the Release and Settlement, Mr. Juvkam-Wold released us from any and all claims Mr. Juvkam-Wold may have against us or our affiliates. Our mineral exploration business was housed in JRE, and the transaction jettisoned the business from our company. Mr. Juvkam-Wold resigned as our officer and director and Soren Nielson took his place.

On May 3, 2010, we entered into an Intellectual Property Assignment Agreement (“IP Agreement”) with Soren Nielsen pursuant to which Mr. Nielsen transferred his right, title and interest in all intellectual property relating to certain chewing gum compositions having appetite suppressant activity (the “IP”) to us in consideration for the issuance of 55,000,000 newly issued shares of our common stock. Following the acquisition of the IP we changed our business direction and, during the quarterly period covered by this report, were pursuing the development of chewing gums for the delivery of Nutraceutical/functional ingredients for applications such as appetite suppressant, cholesterol suppressant, vitamin delivery, antioxidant delivery and motion sickness suppressant.

On July 9, 2010, we changed our name from “Jedediah Resources Corp.” to “Alterola Biotech Inc,” increased our authorized common stock to 140,000,000 shares and conducted a forward split of 10 for 1 of our issued and outstanding common stock.

On December 21, 2010, we issued 250,000 shares at $0.20 for aggregate proceeds of $50,000.

On February 28, 2011, Mr. Nielson resigned as our officer and director and Tobias Hedstrom took his place. On March 15, 2011, we entered into an agreement with Mr. Nielsen to cancel and return 15,000,000 shares he held in our company back to treasury in exchange for a complete release of all claims. We also paid a company controlled by Mr. Nielson $50,000 for unpaid and accrued management fees.

On February 12, 2012, Mr. Hedstrom resigned as our officer and director and Rene Lauritsen took his place. Mr. Lauritsen is currently the sole member of our board of directors and our President, Chief Executive Officer, Chief Financial Officer and Secretary.

On July 16, 2013, we issued Mr. Lauritsen 37,000,000 shares of our common stock in consideration for his service as our officer from February 12, 2012.

Plan of Operation

Our plan is to use our IP and develop and market Nutraceutical/functional chewing gum and in the future medicinal chewing gum. We are ardently researching new ways to use chewing gum as a delivery system, expanding on the kinds of applications chewing gum has been used for in the past. We expect to reveal functional chewing gum for new applications by the end of 2014  and in the future we plan to develop gum for the delivery of medicines.

Our mission is to improve the health and quality of life for millions of people all over the world who are unable to or have difficulty with swallowing tablets. As much as 40% of the adult population and an even greater percentage of the adolescent population have difficulties swallowing pills, and we believe our solutions will greatly benefit them.

3

Presently, we are focused on nutrition and health chewing gum with natural based ingredients. The products below are currently under development and we are working to file patents to protect the ingredients in these products.

▪	Appetite suppressor
▪	Cholesterol suppressor
▪	Antioxidant gum
▪	Motion sickness suppressor
▪	Vitamin gum

In order to implement our business plan, however, we will need to raise funds. We were able to secure a small loan of $25,000 to pay the legal and accounting fees needed to bring our reporting filings current with the Securities and Exchange Commission. We will need more funds to meet our timetable of introducing Nutraceutical/functional chewing gum by the end of 2014.

Regulatory Matters

We are subject to the laws and regulations of those jurisdictions in which we plan to sell our product, which are generally applicable to business operations, such as business licensing requirements, income taxes, and payroll taxes.

Employees

We have no other employees other than our sole officer and director. He oversees all responsibilities in the areas of corporate administration, business development and research. If finances permit, however, we intend to expand our current management to retain skilled directors, officers and employees with experience relevant to our business focus.

Item 2. Properties

We do not lease or own any real property. We maintain our offices at 340 S Lemon Ave # 4041 Walnut, California 91789.

Item 3. Legal Proceedings

We are not a party to any pending legal proceeding. We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

Item 4. Mine Safety Disclosures

Not applicable.

4

PART II

Item 5. Market for Registrant’s Common Equity and Related Stockholder Matters and Issuer Purchases of Equity Securities

Market Information

Our common stock is quoted under the symbol “ALTA” on the OTCPink operated by OTC Markets Group, Inc.  Our reporting is presently not current and we have a “limited information” designation attached to our symbol.

The is currently no active trading market for our securities. There is no assurance that a regular trading market will develop, or if developed, that it will be sustained. Therefore, a shareholder may be unable to resell his securities in our company.

The following table sets forth the range of high and low bid quotations for our common stock for each of the periods indicated as reported by the OTCQB. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Fiscal Year Ending September 30, 2011
Quarter Ended	High $	Low $
September 30, 2011	1.00	1.00
June 30, 2011	1.00	0.40
March 31, 2011	1.90	0.05
December 31, 2010	1.75	1.50

Fiscal Year Ending September 30, 2010
Quarter Ended	High $	Low $
September 30, 2010	0.25	0.10
June 30, 2010	n/a	n.a
March 31, 2010	n/a	n.a
December 31, 2009	n/a	n.a

Penny Stock

The Securities Exchange Commission has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system.  The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the Commission, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;(b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of Securities' laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask  price;(d) contains a toll-free telephone number for inquiries on disciplinary actions;(e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and;(f) contains such other information and is in such form, including language, type, size and format, as the Commission shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with; (a) bid and offer quotations for the penny stock;(b) the compensation of the broker-dealer and its salesperson in the transaction;(c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statements showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our stock if it becomes subject to these penny stock rules. Therefore, because our common stock is subject to the penny stock rules, stockholders may have difficulty selling those securities.

5

Holders of Our Common Stock

Currently, we have forty-eight (48) holders of record of our common stock.

Stock Option Grants

To date, we have not granted any stock options.

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where after giving effect to the distribution of the dividend:

1.	we would not be able to pay our debts as they become due in the usual course of business, or;

2.	our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends and we do not plan to declare any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

None.

Securities Authorized for Issuance under Equity Compensation Plans

We did not issue any securities under any equity compensation plan as of September 30, 2011.

Item 6. Selected Financial Data

A smaller reporting company is not required to provide the information required by this Item.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

Certain statements, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believes,” “project,” “expects,” “anticipates,” “estimates,” “intends,” “strategy,” “plan,” “may,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. We intend such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse affect on our operations and future prospects on a consolidated basis include, but are not limited to: changes in economic conditions, legislative/regulatory changes, availability of capital, interest rates, competition, and generally accepted accounting principles. These risks and uncertainties should also be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Further information concerning our business, including additional factors that could materially affect our financial results, is included herein and in our other filings with the SEC.

6

Results of Operations for the Year Ended September 30, 2011 and 2010 and Period from Inception (July 21, 2008) through September 30, 2011

We generated no revenue for the period from July 21, 2008 (Date of Inception) until September 30, 2011. We do not anticipate earning revenues until such time that we are able to market and sell our products.

We had operating expenses of $97,695 for the year ended September 30, 2011, as compared with operating expenses of $126,781 for the year ended September 30, 2010. We had operating expenses of $354,245 from July 21, 2008 (Date of Inception) until September 30, 2011. Our operating expenses for the year ended September 30, 2011 consisted of management fees of $50,000, legal fees of $32,561, transfer agent and filing fees of $10,956, accounting and audit fees of $4,150, and general and administrative expenses of $28. Our operating expenses for the year ended September 30, 2010 consisted of accounting and audit fees of $41,156, legal fees of $38,759, management fees of $19,900, general and administrative expenses of $11,714, consulting fees of $9,930, transfer agent and filing fees of $3,456, and exploration costs of $1,866.

We had other expenses consisting of $8,417 for the year ended September 30, 2011, which consisted of interest expenses of $9,600, an impairment of $21,000 offset by a gain on the settlement of payables of $22,683, as compared with other expenses consisting entirely of interest expenses of $2,090 for the year ended September 30, 2010.

We recorded a net loss of $106,112 for the year ended September 30, 2011, as compared with $128,871 for the year ended September 30, 2010. We incurred a net loss of $364,752 for the period from July 21, 2008 (Date of Inception) until September 30, 2011.

We anticipate our operating expenses will increase as we implement our business plan.

Liquidity and Capital Resources

As of September 30, 2011, we had total current assets of $0 and current liabilities of $107,876.  Thus, we have a working capital deficit of $107,876 as of September 30, 2011.

Operating activities used $61,986 in cash for the year ended September 30, 2011. Our net loss was the main reason for our negative operating cash flow. Financing activities during the year ended September 30, 2011 generated $61,958 in cash during the period largely from the sale of our common stock.

As of September 30, 2011, we have insufficient cash to operate our business at the current level for the next twelve months and insufficient cash to achieve our business goals.  The success of our business plan beyond the next 12 months is contingent upon us obtaining additional financing. We intend to fund operations through debt and/or equity financing arrangements, which may be insufficient to fund our capital expenditures, working capital, or other cash requirements. We do not have any formal commitments or arrangements for the sales of stock or the advancement or loan of funds at this time. There can be no assurance that such additional financing will be available to us on acceptable terms, or at all.

Going Concern

Our financial statements have been prepared assuming that we will continue as a going concern which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. We have incurred cumulative losses of $364,752 for the period July 21, 2008 (inception date) through September 30, 2011, expect to incur further losses in the development of our business and have been dependent on funding operations through the issuance of convertible debt and private sale of equity securities. These conditions raise substantial doubt about our ability to continue as a going concern. Management’s plans include continuing to finance operations through the private or public placement of debt and/or equity securities and the reduction of expenditures. However, no assurance can be given at this time as to whether we will be able to achieve these objectives. The financial statements do not include any adjustment relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

Off Balance Sheet Arrangements

As of September 30, 2011, there were no off balance sheet arrangements.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk

A smaller reporting company is not required to provide the information required by this Item.

7

Item 8. Financial Statements and Supplementary Data

Index to Financial Statements Required by Article 8 of Regulation S-X:

Audited Financial Statements:

F-1	Reports of Independent Registered Public Accounting Firm
F-2	Reports of Independent Registered Public Accounting Firm
F-3	Balance Sheets as of September 30, 2011 and September 30, 2010;
F-4	Statements of Operations for the years ended September 30, 2011 and 2010, and the periods from inception to September 30, 2011;
F-5	Statement of Stockholders’ Deficit for period from inception to September 30, 2011;
F-6	Statements of Cash Flows for the years ended September 30, 2011 and 2010, and the periods from inception to September 30, 2011;
F-7	Notes to Financial Statements

8

Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.sucpas.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Alterola Biotech, Inc.

Las Vegas, Nevada

We have audited the accompanying balance sheet of Alterola Biotech, Inc. (the “Company”) as of September 30, 2011 and the related statement of operations, stockholders’ deficit, and cash flows for the year then ended and the period from July 21, 2008 (Inception) through September 30, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Alterola Biotech, Inc. as of September 30, 2010 were audited by other auditors whose report dated January 7, 2011, expressed an opinion on those statements that contained a “going concern” qualification..

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alterola Biotech, Inc. as of September 30, 2011 and the results of its operations and its cash flows for the year then ended and the period from July 21, 2008 (Inception) through September 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ Silberstein Ungar, PLLC

Bingham Farms, Michigan

January 3, 2014

F-1

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Stockholders

Alterola Biotech, Inc.

Palo Alto, CA

We have audited the accompanying consolidated balance sheet of Alterola Biotech, Inc. (FKA: Jedediah Resources Corp.) (A Development Stage Company) (the “Company”) as of September 30, 2010, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the year then ended and from inception (July 21, 2008) to September 30, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.  We did not audit the financial statements of Alterola Biotech, Inc. (FKA: Jedediah Resources Corp.) (A Development Stage Company) for the year ended September 30, 2009 and from inception (July 21, 2008) to September 30, 2009.  Those statements were audited by other auditors whose report has been furnished to us and our opinion, in so far as it relates to the amounts included in the year ended September 30, 2009 and from inception (July 21, 2008) to September 30, 2009, is based solely on the report of other auditors.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alterola Biotech, Inc. (FKA: Jedediah Resources Corp.) (A Development Stage Company) as of September 30, 2010, and the results of their operations and cash flows for the year then ended and from inception (July 21, 2008) to September 30, 2010 in conformity with accounting principles generally accepted in the United States.

We have also audited the adjustments to the financial statements as of September 30, 2009 to retrospectively apply the effect of the forward stock split described in Note 1.  In our opinion, such adjustments are appropriate and have been properly applied.  We were not engaged to audit, review, or apply any procedures to the financial statements as of September 30, 2009 of the Company other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the financial statements as of September 30, 2009 taken as a whole.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

De Joya Griffith & Company, LLC

/s/ De Joya Griffith & Company, LLC

Henderson, Nevada

January 7, 2011

2580 Anthem Village Drive, Henderson, NV  89052

Telephone (702) 563-1600  ●  Facsimile (702) 920-8049

F-2

ALTEROLA BIOTECH, INC.

(Formerly Jedediah Resource Corp.)

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

AS OF SEPTEMBER 30, 2011 AND 2010

	2011	2010
ASSETS
Current Assets
Cash and equivalents	$0	$28
Prepaid expenses	0	500
Total Current Assets	0	528

Intellectual property	0	21,500
Website, net	6,200	6,200

TOTAL ASSETS	$6,200	$28,228

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accrued expenses	$16,186	$3,660
Accrued interest	11,690	2,090
Notes payable	80,000	80,000
Total Liabilities	107,876	85,750

Stockholders’ Deficit
Common Stock, $.001 par value, 140,000,000 shares authorized, 77,980,000 and 92,730,000 shares issued and outstanding, respectively	77,980	92,730
Preferred Stock, $.001 par value, 10,000,000 shares authorized, -0- shares issued and outstanding	0	0
Additional paid-in capital	132,850	56,142
Deficit accumulated during the development stage	(312,506)	(206,394)
Total stockholders’ Deficit	(101,676)	(57,522)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$6,200	$28,228

See accompanying notes to financial statements.

F-3

ALTEROLA BIOTECH, INC.

(Formerly Jedediah Resource Corp.)

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

FOR THE PERIOD FROM JULY 21, 2008 (INCEPTION) TO SEPTEMBER 30, 2011

	Year ended September 30, 2011	Year ended September 30, 2010	Period from July 21, 2008 (Inception) to September 30, 2011

REVENUES	$0	$0	$0

OPERATING EXPENSES
Exploration costs	0	1,866	19,873
Stock-based compensation	0	0	26,000
Accounting and audit fees	4,150	41,156	77,951
Legal fees	32,561	38,759	101,896
Consulting fees	0	9,930	13,930
Management fees	50,000	19,900	84,134
Transfer agent and filing fees	10,956	3,456	17,817
General and administrative expenses	28	11,714	12,644
TOTAL OPERATING EXPENSES	97,695	126,781	354,245

LOSS FROM OPERATIONS	(97,695)	(126,781)	(354,245)

OTHER INCOME (EXPENSE)
Interest expense	(9,600)	(2,090)	(11,690)
Impairment	(21,500)	0	(21,500)
Gain on settlement of payables	22,683	0	22,683
TOTAL OTHER INCOME (EXPENSE)	(8,417)	(2,090)	(10,507)

PROVISION FOR INCOME TAXES	0	0	0

NET LOSS	$(106,112)	$(128,871)	$(364,752)

NET LOSS PER SHARE: BASIC AND DILUTED	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING: BASIC AND DILUTED	84,088,904	107,434,082

See accompanying notes to financial statements.

F-4

ALTEROLA BIOTECH, INC.

(Formerly Jedediah Resource Corp.)

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS’ DEFICIT

FOR THE PERIOD FROM JULY 21, 2008 (INCEPTION) TO SEPTEMBER 30, 2011

	Common stock		Additional paid-in	Deficit accumulated during the development
	Shares	Amount	capital	stage	Total
Balance, July 21, 2008 (Inception)	0	$0	$0	$0	$0

Common stock issued for cash	55,000,000	55,000	—	—	55,000

Common stock returned to treasury for cancellation	(55,000,000)	(55,000)	—	—	(55,000)

Common stock issued for cash	55,000,000	55,000	(2,754)	—	52,246

Stock-based compensation for shares issued on discount	—	—	26,000	—	26,000

Common stock issued for cash	42,000,000	42,000	17,207	—	59,207

Equity issuance costs	—	—	(5,700)	—	(5,700)

Net loss for the period ended September 30, 2008	—	—	—	(32,531)	(32,531)
Balance, September 30, 2008	97,000,000	97,000	34,753	(32,531)	99,222

Common stock issued for cash	2,400,000	2,400	465	—	2,865

Net loss for the year ended September 30, 2009	—	—	—	(97,238)	(97,238)
Balance, September 30, 2009	99,400,000	99,400	35,218	(129,769)	4,849

Common stock issued for cash	33,330,000	33,330	16,670	—	50,000

Common stock returned to treasury for cancellation on sale of subsidiary JRE Exploration Ltd.	(55,000,000)	(55,000)	2,754	52,246	0

Common stock issued for intellectual property	55,000,000	55,000	(38,500)	—	16,500

Common stock returned to treasury for cancellation	(40,000,00)	(40,000)	40,000	—	0

Net loss for the year ended September 30, 2010	—	—	—	(128,871)	(128,871)
Balance, September 30, 2010	92,730,000	92,730	56,142	(206,394)	(57,522)

Common stock issued for cash	250,000	250	49,750	—	50,000

Contributed capital	—	—	11,958	—	11,958

Common stock returned to treasury for cancellation	(15,000,000)	(15,000)	15,000	—	0

Net loss for the year ended September 30, 2011	—	—	—	(106,112)	(106,112)
Balance, September 30, 2011	77,980,000	$77,980	$132,850	$(312,506)	$(101,676)

See accompanying notes to financial statements.

F-5

ALTEROLA BIOTECH, INC.

(Formerly Jedediah Resource Corp.)

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

FOR THE PERIOD FROM JULY 21, 2008 (INCEPTION) TO SEPTEMBER 30, 2011

	Year ended September 30, 2011	Year ended September 30, 2010	Period from July 21, 2008 (Inception) to September 30, 2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(106,112)	$(128,871)	$(364,752)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	0	0	26,000
Impairment	21,500	0	21,500
Gain on settlement of payables	(22,683)	0	(22,683)
Changes in assets and liabilities:
Decrease in prepaid expenses	500	(500)	0
Increase in accrued expenses	35,209	1,286	38,869
Increase in accrued interest	9,600	2,090	11,690
Net Cash Used by Operating Activities	(61,986)	(125,995)	(289,376)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of intellectual property	0	(5,000)	(5,000)
Website development	0	(6,200)	(6,200)
Net Cash Used by Investing Activities	0	(11,200)	(11,200)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from the sale of common stock	50,000	50,000	208,618
Contributed capital	11,958	0	11,958
Proceeds from notes payable	0	80,000	80,000
Net Cash Provided by Financing Activities	61,958	130,000	300,576

Net Increase (Decrease) in Cash and Cash Equivalents	(28)	(7,196)	0

Cash and cash equivalents, beginning of period	28	7,224	0
Cash and cash equivalents, end of period	$0	$28	$0

SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid	$0	$0	$0
Income taxes paid	$0	$0	$0

NON-CASH INVESTING AND FINANCING INFORMATION
Common stock issued for intellectual property	$0	$16,500	$16,500
Common stock cancelled on sale of subsidiary	$0	$52,246	$52,246

See accompanying notes to financial statements.

F-6

ALTEROLA BIOTECH, INC.

(Formerly Jedediah Resource Corp.)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

NOTE 1 – NATURE OF BUSINESS

Alterola Biotech, Inc. (“Alterola” and the “Company”) is a development stage company and was incorporated in Nevada on July 21, 2008. The Company was formed for the purpose of acquiring exploration and development stage mineral properties.

On October 1, 2008, the Company incorporated JRE Exploration Ltd, (“JRE”) a wholly owned subsidiary in Canada for the purpose of holding its Canadian mineral claims.

On May 3, 2010, the Company changed its focus to the development of intellectual property and accordingly sold JRE to the former president. (See Note 3). In keeping with the change of business focus, on July 9, 2010, the Company changed its name to Alterola Biotech Inc.

Effective July 9, 2010, the Board of Directors authorized a 10 for 1 forward stock split on the issued common shares. The authorized number of common shares was increased from 90,000,000 to 140,000,000 common shares with a par value of $0.001. The number of authorized Preferred shares remained unchanged at 10,000,000 with a par value of $0.001. All references in the accompanying financial statements to the number of common shares have been restated to reflect the forward stock split.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles related to development-stage companies. A development-stage company is one in which planned principal operations have not commenced or if its operations have commenced, and there has been no significant revenues there from.

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Principles of Consolidation

These consolidated financial statements include the results of the Company and JRE Exploration Ltd., (“JRE”) a wholly owned subsidiary from incorporation on October 1, 2008 until disposal on May 3, 2010.  All significant inter-company transactions and balances have been eliminated.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting).  The Company has adopted a September 30 fiscal year end.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents.

F-7

ALTEROLA BIOTECH, INC.

(Formerly Jedediah Resource Corp.)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intellectual Property

The Company does not amortize intangible assets with indefinite useful lives, rather such assets are required to be tested for impairment at least annually or sooner whenever events or changes in circumstances indicate that the assets may be impaired. The Company amortizes its intangible assets with definite lives over their estimated useful lives and reviews these assets for impairment. The Company will amortize its acquired intangible assets with definite lives over the estimated economic life of the completed product. During the year ending September 30, 2011, the value of the intellectual property was determined to be $0 and impairment expense of $21,500 was recorded.

Website Development Costs

Costs incurred in developing and maintaining a website are charged to expense when incurred for the planning, content population, and administration or maintenance of the website. All development costs for the application, infrastructure, and graphics development are capitalized and subsequently reported at the lower of unamortized cost or net realizable value. Capitalized costs will be amortized using straight-line basis over two years, the estimated economic life of the completed website. As of September 30, 2011, the Company’s website was not in service; accordingly no amortization has been recorded during the years ended September 30, 2011 and 2010.

Fair Value of Financial Instruments

Alterola’s financial instruments consist of cash and cash equivalents, accrued expenses, accrued interest and notes payable. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial statements.

Fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities should include consideration of non-performance risk including our own credit risk.

In addition to defining fair value, the disclosure requirements around fair value establish a fair value hierarchy for valuation inputs which is expanded. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market. Each fair value measurement is reported in one of the three levels which is determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

Level 1 – inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – inputs are based upon significant observable inputs other than quoted prices included in Level 1, such as quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

F-8

ALTEROLA BIOTECH, INC.

(Formerly Jedediah Resource Corp.)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments (continued)

Level 3 – inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models, and similar techniques.

The carrying value of the Company’s financial assets and liabilities which consist of cash, accounts payable and accrued liabilities, and notes payable are valued using level 1 inputs. The Company believes that the recorded values approximate their fair value due to the short maturity of such instruments. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, exchange or credit risks arising from these financial instruments.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Revenue Recognition

The Company will recognize revenue when products are fully delivered or services have been provided and collection is reasonably assured.

Loss Per Common Share

Basic loss per share is calculated using the weighted-average number of common shares outstanding during each reporting period. Diluted loss per share includes potentially dilutive securities such as outstanding options and warrants, using various methods such as the treasury stock or modified treasury stock method in the determination of dilutive shares outstanding during each reporting period. The Company does not have any potentially dilutive instruments.

Stock-Based Compensation

Stock-based compensation is accounted for at fair value in accordance with ASC Topic 718. To date, the Company has not adopted a stock option plan and has not granted any stock options.

As of September 30, 2011, the Company has not issued any stock-based payments to its employees.

Recent Accounting Pronouncements

Alterola does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

F-9

ALTEROLA BIOTECH, INC.

(Formerly Jedediah Resource Corp.)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

NOTE 3 – SALE OF SUBSIDIARY

Pursuant to an agreement dated May 3, 2010, the Company sold its wholly-owned subsidiary, JRE Exploration Ltd., to the Company’s former president. In consideration for the sale the purchaser returned 55,000,000 shares of Jedediah to the Company for cancellation, and the Company forgave all amounts owed by JRE to the Company.

The following table summarizes the identifiable assets and liabilities of JRE that were disposed of and the consideration received.

May 3, 2010
Identifiable Assets and Liabilities
Mineral property	$0
Amount owed to Jedediah Resources Corp.	(21,843)
Net liabilities of JRE	(21,843)

Consideration received
Elimination of consolidated losses of JRE	21,843

Gain (loss) on disposal	$0

Return and cancellation of 55,000,000 shares of common stock to treasury, recorded in statement of equity (deficit)	$(52,246)

NOTE 4 – INTELLECTUAL PROPERTY

Pursuant to an Assignment Agreement dated May 3, 2010 (the “Agreement”), the Company acquired from the president of the Company a 100% undivided right in and to all intellectual property relating to certain chewing gum compositions having appetite suppressant activity. Consideration given for the acquisition was 55,000,000 Common shares of the Company with a fair value of $16,500. During the year ended September 30, 2010, the Company incurred a further $5,000 in patent application fees. During the year ended September 30, 2011, the Company determined that the value of the intellectual property was $0 and recognized impairment expense of $21,500.

NOTE 5 – ACCRUED EXPENSES

Accrued expenses consisted of the following at September 30, 2011 and 2010:

	2011	2010
Audit fees	$2,850	$500
Accounting	800	0
Legal fees	10,000	2,090
Transfer agent and filing fees	1,416	1,070
Other	1,120	0
Total Accrued Expenses	$16,186	$3,660

F-10

ALTEROLA BIOTECH, INC.

(Formerly Jedediah Resource Corp.)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

NOTE 6 – NOTES PAYABLE

Notes payable consisted of the following at September 30, 2011 and 2010:

	2011	2010
Note payable, unsecured, bearing interest at 12% per annum, due on June 26, 2011	$30,000	$30,000

Convertible note payable, unsecured, bearing interest at 12% per annum, due on July 24, 2011	50,000	50,000

Total Notes Payable	$80,000	$80,000

The Convertible note is convertible at the option of the holder. The number of shares of common stock into which the convertible note will be converted is determined by the Fair Market Price (“FMV”) of the common stock at the date of conversion. In the event there is no determinable market price the FMV shall be:

a) The share price at the last private offering of the common stock, or, b) the 30 day moving average of the Common Stock in the event a public listing of the common stock has taken place.

The notes payable are currently in default as of the date of issuance of these financial statements.

Interest expense related to these notes was $9,600 and $2,090 for the years ended September 30, 2011 and 2010, respectively.

NOTE 7 – CAPITAL STOCK

The Company has 140,000,000 shares of $0.001 par value common stock authorized and 10,000,000 shares of $0.001 par value preferred stock authorized.

On August 6, 2008, the Company issued 55,000,000 common shares to the Company’s president at $0.001 per share for total proceeds of $55,000.

On September 22, 2008, the incumbent president resigned as both an officer and director and a new president and director was appointed. At the request of the departing president, the Company’s board of directors rescinded his share subscription for 55,000,000 common shares and repaid the subscription proceeds of $55,000.

On September 22, 2008, the Company issued 55,000,000 common shares to the Company’s new president at $0.00095 per share for total proceeds of $52,246.

On September 22, 2008, the Company issued 39,600,000 common shares at approximately $0.00149 per share for total proceeds of $55,740 pursuant to a private placement. On September 30, 2008, the Company issued 2,400,000 common shares at approximately $0.00149 per share for total proceeds of $3,467 pursuant to a private placement. The Company paid a commission of $5,700 for net proceeds of $53,507 for these private placements.

F-11

ALTEROLA BIOTECH, INC.

(Formerly Jedediah Resource Corp.)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

NOTE 7 – CAPITAL STOCK (CONTINUED)

On October 29, 2008, the Company issued 2,400,000 common shares at approximately $0.00119 per share for total proceeds of $2,865 pursuant to a private placement.

On January 5, 2010, pursuant to a share subscription agreement, the Company issued 33,330,000 Common Shares at $0.0015 for aggregate proceeds of $50,000.

On May 3, 2010, pursuant to the sale of JRE Exploration Ltd. (Note 3) the Company received 55,000,000 of its Common stock from the former Company president with a fair value of $52,246 for cancellation, as consideration for the sale of JRE, our wholly owned subsidiary.

On May 3, 2010, pursuant to an assignment agreement for the acquisition of certain intellectual property, (Note 5) the Company issued 55,000,000 Common shares with a fair value of $16,500 to the president of the Company.

On November 17, 2010, the President entered into a stock cancellation agreement the Company whereby 40,000,000 common shares were returned to treasury and cancelled. In consideration the Company will issue to the President options to acquire common stock pursuant to the stock option plan which will be adopted by the Company at some time in the future.

On December 21, 2010, the Company issued 250,000 shares at $0.20 for aggregate proceeds of $50,000.

In February 2011, the former President returned 15,000,000 shares of common stock for voluntary cancellation.

The Company has 77,980,000 and 92,730,000 shares of common stock issued and outstanding as of September 30, 2011 and 2010, respectively. There are no shares of preferred stock issued and outstanding as of September 30, 2011 and 2010.

NOTE 8 – RELATED PARTY TRANSACTIONS

The Company paid management fees of $50,000 to a company controlled by the former president during the year ended September 30, 2011.

The Company paid management fees of $4,000 during the year ended September 30, 2010 to a company controlled by the former president.

Also during the year ended September 30, 2010, the Company paid management fees of $15,900, travel expenses of $6,700, rent of $2,888 and communication costs of $1,212 to a company controlled by the former president.

Additionally, in the year ended September 30, 2010, the Company paid $1,000 of transfer agent and filing fees through a company controlled by the former president.

Alterola neither owns nor leases any real or personal property. An officer has provided office space without charge. There is no obligation for the officer to continue this arrangement. Such costs are immaterial to the financial statements and accordingly are not reflected herein. The officers and directors are involved in other business activities and most likely will become involved in other business activities in the future.

F-12

ALTEROLA BIOTECH, INC.

(Formerly Jedediah Resource Corp.)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

NOTE 9 – INCOME TAXES

For the period ended September 30, 2011, Alterola has incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $365,000 at September 30, 2011, and will expire beginning in the year 2028.

The provision for Federal income tax consists of the following for the years ended September 30, 2011 and 2010:

	2011	2010
Federal income tax benefit attributable to:
Current operations	$36,078	$45,000
Less: valuation allowance	(36,078)	(45,000)
Net provision for Federal income taxes	$0	$0

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows as of September 30, 2011 and 2010:

	2011	2010
Deferred tax asset attributable to:
Net operating loss carryover	$124,000	$84,000
Mining properties	-	6,000
Less: valuation allowance	(124,000)	(90,000)
Net deferred tax asset	$0	$0

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $365,000 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.

NOTE 10 – SUBSEQUENT EVENTS

On July 16, 2013, the Company issued 37,000,000 shares of its common stock to an officer in consideration for his service from February 12, 2012.

In accordance with ASC Topic 855-10, the Company has analyzed its operations subsequent to September 30, 2011 to the date these financial statements were issued, and has determined that it does not have any additional material subsequent events to disclose these financial statements.

F-13

Item 9. Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None

Item 9A. Controls and Procedures

Disclosure Controls and Procedures

As required by Rule 13a-15 under the Securities Exchange Act of 1934, we have carried out an evaluation of the effectiveness of our disclosure controls and procedures as of the end of the period covered by this annual report, being September 30, 2011. This evaluation was carried out under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in our reports filed or submitted under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s rules and forms. Disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed in our company’s reports filed under the Securities Exchange Act of 1934 is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.

Based upon that evaluation, including our Chief Executive Officer and Chief Financial Officer, we have concluded that our disclosure controls and procedures were ineffective as of the end of the period covered by this annual report.

Management’s Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934). Management has assessed the effectiveness of our internal control over financial reporting as of September 30, 2011 based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. As a result of this assessment, management concluded that, as of September 30, 2011, our internal control over financial reporting was not effective. Our management identified the following material weaknesses in our internal control over financial reporting, which are indicative of many small companies with small staff: (i) inadequate segregation of duties and effective risk assessment; and (ii) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of both US GAAP and SEC guidelines.

We plan to take steps to enhance and improve the design of our internal control over financial reporting. During the period covered by this annual report on Form 10-K, we have not been able to remediate the material weaknesses identified above. To remediate such weaknesses, we hope to implement the following changes during our fiscal year ending September 30, 2014: (i) appoint additional qualified personnel to address inadequate segregation of duties and ineffective risk management; and (ii) adopt sufficient written policies and procedures for accounting and financial reporting. The remediation efforts set out in (i) and (ii) are largely dependent upon our securing additional financing to cover the costs of implementing the changes required. If we are unsuccessful in securing such funds, remediation efforts may be adversely affected in a material manner.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to an exemption for non-accelerated filers set forth in Section 989G of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Remediation of Material Weakness

We are unable to remedy our controls related to the inadequate segregation of duties and ineffective risk management until we receive financing to hire additional employees. We are currently in the process of hiring an outsourced controller to improve the controls for accounting and financial reporting.

9

Limitations on the Effectiveness of Internal Controls

Our management, including our Chief Executive Officer and our Chief Financial Officer, does not expect that our disclosure controls and procedures or our internal control over financial reporting are or will be capable of preventing or detecting all errors or all fraud. Any control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met. The design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Further, because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements, due to error or fraud will not occur or that all control issues and instances of fraud, if any, within the company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns may occur because of simple error or mistake. Controls can also be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of controls. The design of any system of controls is based in part on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Projections of any evaluation of controls effectiveness to future periods are subject to risk.

Item 9B. Other Information

None

PART III

Item 10. Directors, Executive Officers and Corporate Governance

We have one executive officer and director, as follows:

Name	Age	Position Held with the Company
Rene Lauritsen	40	President, Chief Executive Officer, Principal Executive Officer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, and Director

Set forth below is a brief description of the background and business experience of our executive officer and director.

Rene Lauritsen is our newly appointed President, Chief Executive Officer, and Director. Rene Lauritsen holds degrees in business administration from Aarhus Business School and IT-administration from Niels Brock Copenhagen Business School and since graduation he has spent 15 years owning, running and working as an independent business consultant at Capital Nordic Limited. Mr Lauritsen area of expertise is working in the information technology field and he has spent this time focusing on helping early and mid-stage companies meet their objectives.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

10

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Committees of the Board

Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the board of directors.

Our company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors. The board of directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. The board of directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our CEO and director, Rene Lauritsen, at the address appearing on the first page of this annual report.

Code of Ethics

We have not adopted a Code of Ethics that applies our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 11. Executive Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our executive officer for all services rendered in all capacities to us for the periods ended September 30, 2011 and 2010.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Rene Lauritsen, President, Chief Executive Officer, Principal Executive Officer, Chief Financial Officer, Principal Financial Officer,Principal Accounting Officer, and Director	2011 2010	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Tobias Hedstrom Former Chief Executive Officer, Principal Executive Officer, Chief Financial Officer, Principal Financial Officer,Principal Accounting Officer, and Director	2011 2010	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Soren Nielsen Former Chief Executive Officer, Principal Executive Officer, Chief Financial Officer, Principal Financial Officer,Principal Accounting Officer, and Director	2011 2010	0 0	0 0	0 0	0 0	0 0	0 0	50,000(1) 26,800(2)	50,000 26,800
Ola Juvkam-Wold Former Chief Executive Officer, Principal Executive Officer, Chief Financial Officer, Principal Financial Officer,Principal Accounting Officer, and Director	2011 2010	0 0	0 0	0 0	0 0	0 0	0 0	0 4,000(3)	0 4,000
(1)	On March 15, 2011, we entered into an agreement with Mr. Nielsen to cancel and return 15,000,000 shares he held in our company back to treasury in exchange for a complete release of all claims. We also paid a company controlled by Mr. Nielson $50,000 for unpaid and accrued management fees.
(2)	All other compensation consisted of: (i) management fees of $15,900; (ii) travel expenses of $6,700; (iii) rent expenses of $2,888; and (iv) communication costs of $1,212. FirsRank1, an entity wholly owned and controlled by Mr. Nielsen, invoices the Company for fees and expenses incurred by Mr. Nielsen in his capacity as the sole officer and director of the Company. There was no formal agreement between Firstrank1 and the Company.
(3)	Prior to his departure from the Company, Mr. Juvkam-Wold received $1,000 per month (totaling $4,000 for the year ended September 30, 2010) through his company Oro Enterprises Ltd. with respect to a Corporate Management Service Agreement with our company.

Narrative Disclosure to Summary Compensation Table

On July 16, 2013, we issued Mr. Lauritsen 37,000,000 shares of our common stock in consideration for his service as our officer from February 12, 2012.

11

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of September 30, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Rene Lauritsen	-	-	-	-	-	-	-	-	-
Tobias Hedstrom	-	-	-	-	-	-	-	-	-
Soren Nielsen	-	-	-	-	-	-	-	-	-

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of  February 24, 2014, certain information as to shares of our common stock owned by (i) each person known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group:

Name and Address of Beneficial Owners of Common Stock	Title of Class	Amount and Nature of Beneficial Ownership [1]	% of Common Stock [2]
Rene Lauritsen	Common Stock	37,000,000 Shares	32.17%
DIRECTORS AND OFFICERS – TOTAL (One Officer and Director)		37,000,000 Shares	32.17%

5% SHAREHOLDERS
CBH Bank BD Jaques-Dalcroze 7 Geneve, Switzerland 1204	Common Stock	7,964,000 Shares	6.93%
Laurag Associates S.A. % Euro Helvetia Trustco S.A, World Trade Geneva 15, Switzerland CH-1215	Common Stock	32,330,000 Shares	28.11%

1.	As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
2.	The percentage shown is based on denominator of 114,980,000 shares of common stock issued and outstanding for the company as of February 24, 2014.
3.	Steven Drayton is the beneficial owner of Murrayfield Limited having a business address of Eurohelvetia Trust Co., S.A., World Trade Center 1, P.O. Box 69, 1215, Geneva

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Item 13. Certain Relationships and Related Transactions, and Director Independence

Aside from what is provided below, since October 1, 2010 there have not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On March 15, 2011, we entered into an agreement with our former officer and director, Soren Nielsen, to cancel and return 15,000,000 shares he held in our company back to treasury in exchange for a complete release of all claims. We also paid a company controlled by Mr. Nielson $50,000 for unpaid and accrued management fees.

On July 16, 2013, we issued our officer and director, Rene Lauritsen, 37,000,000 shares of our common stock in consideration for his service as our officer from February 12, 2012.

Item 14. Principal Accounting Fees and Services

Below is the table of Audit Fees billed by our auditors in connection with the audits of the Company’s annual financial statements for the years ended:

Financial Statements for the Year Ended March 31	Audit Services	Audit Related Fees	Tax Fees	Other Fees
2010	$41,156	$0	$2,200	$0
2011	$2,850	$0	$0	$0

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PART IV

Item 15. Exhibits, Financial Statements Schedules

(a)	Financial Statements and Schedules

The following financial statements and schedules listed below are included in this Form 10-K.

Financial Statements (See Item 8)

(b)	Exhibits

Exhibit Number	Description
3.1	Articles of Incorporation, as amended (1)
3.2	Bylaws, as amended (1)
31.1	Certification of Chief Executive Officer pursuant to Securities Exchange Act Rule 13a-14(a)/15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2	Certification of Chief Financial Officer pursuant to Securities Exchange Act Rule 13a-14(a)/15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

[1]	Incorporated by reference to the Registration Statement on Form S-1 filed on December 12, 2008.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alterola Biotech, Inc.

By: /s/ Rene Lauritsen

Rene Lauritsen

President, Chief Executive Officer, Principal Executive Officer,

Chief Financial Officer, Principal Financial Officer,

Principal Accounting Officer, and Director

February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Rene Lauritsen

Rene Lauritsen

President, Chief Executive Officer, Principal Executive Officer,

Chief Financial Officer, Principal Financial Officer,

Principal Accounting Officer, and Director

February 27, 2014

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